Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — June 30, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ David Becker	July 21, 2010
Signature of Authorized Individual*	Date

David Becker	EVP, CFO and Acting President and CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — June 30, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ June 30, 2010 bank balances have been reconciled in an accurate and timely manner.
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Becker	July 21, 2010
Signature of Authorized Individual	Date

David Becker	EVP, CFO and Acting President and CEO
Printed Name of Authorized Individual	Title of Authorized Individual

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Jun-10	1-Jun-10	3-May-10	3-May-10
Ending Date	30-Jun-10	30-Jun-10	30-Jun-10	30-Jun-10

Cash — Beginning Balance	$4,995,640	$5,020,387	$5,257,718	$5,269,539

Receipts
Lockbox	$178,957	$100,809	$261,392	$228,359
Misc Deposit	$27,001		$63,568

Total Receipts	$205,958	$100,809	$324,961	$228,359

Operating Disbursements
Broadpoint	$0	$0	$0	$0
Cardinal Co-Pay Redemptions	$0	$0	$0	$0
Dr Directory	$0	$0	$0	$(49,826)
Legal & Deal fees	$0	$0	$0	$0
Payroll	$(215,391)	$(363,896)	$(476,300)	$(620,667)
Severance	$0	$0	$0	$0
Vacation Payout	$0	$0	$0	$0
Invoices in A/P Aging	$(614,475)	$(666,870)	$(697,725)	$(761,902)
Misc (TX rent, Insurance, ICS)	$(33,373)	$(33,500)	$(66,746)	$(63,500)
Other	$(2,168)	$0	$(5,716)	$(150,000)

Total Operating Disbursements	$(865,406)	$(1,064,266)	$(1,246,487)	$(1,645,895)

Net Operating Cash Flow	$(659,448)	$(963,457)	$(921,526)	$(1,417,536)

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$(659,448)	$(963,457)	$(921,526)	$(1,417,536)

Financing Activities
Interest Payments

Financing Activities	$0	$0	$0	$0

Cash Flow	$(659,448)	$(963,457)	$(921,526)	$(1,417,536)

Ending Cash Balance (per books)	$4,336,192	$4,056,929	$4,336,192	$3,852,003

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(865,406)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(865,406)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
6/1/2010	PMCHK	$3,368.95	2529	No	ExecuSuites I-270, Inc.
6/1/2010	PMCHK	$1,025.45	2530	No	IKON Financial Services Box 650016
6/1/2010	PMCHK	$39.41	2531	No	Maryland
6/1/2010	PMCHK	$477.91	2532	No	NYS EPIC PROGRAM
6/9/2010	PMCHK	$1,690.52	2533	No	Commonwealth of PA/DRP
6/9/2010	PMCHK	$1,392.26	2534	No	CONNECTICUT MEDICAL ASSITANCE PROGRAM
6/9/2010	PMCHK	$29.39	2535	No	D.C. Treasurer Med Asst Admin
6/9/2010	PMCHK	$441.89	2536	No	Georgia DCH, Dept. of Medical Assist
6/9/2010	PMCHK	$114.01	2537	No	Department of Med Asst Srvc
6/9/2010	PMCHK	$105.42	2538	No	DHS
6/9/2010	PMCHK	$280.69	2539	No	The Division of Hlth Care Financing
6/9/2010	PMCHK	$48,532.83	2540	No	Health & Human Srvc Comm.
6/9/2010	PMCHK	$437.94	2541	No	Kentucky State Treasurer
6/9/2010	PMCHK	$19,212.24	2542	No	Louisiana Dept of Health&Hospitals
6/9/2010	PMCHK	$13.72	2543	No	Maryland
6/9/2010	PMCHK	$43.69	2544	No	State of Maryland
6/9/2010	PMCHK	$6,404.90	2545	No	North Carolina XIX Drug Rebate
6/9/2010	PMCHK	$45,018.51	2546	No	NYS Department of Health
6/9/2010	PMCHK	$807.82	2547	No	South Carolina Dept fo H&H Srvc.
6/9/2010	PMCHK	$116.25	2548	No	State of Alaska Dept of Hlth&SS
6/9/2010	PMCHK	$39.19	2549	No	State of Montana-Medicaid Rebate
6/9/2010	PMCHK	$40.69	2550	No	State of Michigan
6/9/2010	PMCHK	$49.57	2551	No	Treasurer,St of New Hampshire
6/9/2010	PMCHK	$138.73	2552	No	Treasurer St of Colorado
6/9/2010	PMCHK	$29.39	2553	No	Treasurer of the State Ohio
6/9/2010	PMCHK	$79.60	2554	No	ADP Commercial Leasing
6/9/2010	PMCHK	$99.43	2555	No	AT Conference
6/9/2010	PMCHK	$423.80	2557	No	RMA Chauffeured Transportation
6/9/2010	PMCHK	$97,826.21	2558	No	United Healthcare Insurance Co.
6/9/2010	PMCHK	$2,035.92	2559	No	UNUM Life Insurance
6/9/2010	PMCHK	$2,269.45	2560	No	VSP — (AT)
6/9/2010	PMCHK	$795.72	2561	No	Vista Imaging Supplies
6/9/2010	PMCHK	$150.00	2562	No	WebEx Communications Inc.
6/9/2010	PMCHK	$250.76	2563	No	WorldWide express
6/9/2010	PMCHK	$1,071.09	2564	No	AT&T Mobility
6/9/2010	PMCHK	$500.00	2565	No	Robin N. Belsaas
6/9/2010	PMCHK	$69.42	2566	No	AT&T
6/9/2010	PMCHK	$318.45	2567	No	Gary Herman
6/9/2010	PMCHK	$150.00	2568	No	Ohio State Bd of Pharmacy
6/9/2010	PMCHK	$24,456.33	2569	No	Integrated Commercialization Sol.
6/9/2010	PMCHK	$1,066.33	2570	No	State of Mississippi Div of Medicaid
6/9/2010	PMCHK	$1,793.73	2571	No	Indiana Medicaid Drug Rebates-
6/9/2010	PMCHK	$47.03	2572	No	State of Wyoming
6/9/2010	PMCHK	$1,334.49	2573	No	Oklahoma Health Care Authority
6/9/2010	PMCHK	$19.60	2574	No	Alabama Medicaid Agency
6/9/2010	PMCHK	$6.67	2575	No	Washington Dept of Revenue
6/9/2010	PMCHK	$523.91	2576	No	Lynne B. Marton
6/9/2010	PMCHK	$951.98	2577	No	ATT
6/10/2010	PMCHK	$50.00	2578	No	NYS Sales Tax Processing
6/10/2010	PMCHK	$257.89	2579	No	Utah State Dept of Health
6/10/2010	PMCHK	$74.71	2580	No	Amber Tomlinson
6/10/2010	PMCHK	$8,119.40	2581	No	Brad Cole

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
6/10/2010	PMCHK	$2,260.35	2582	No	David Becker
6/10/2010	PMCHK	$231.02	2583	No	Marcus Schestopol
6/21/2010	PMCHK	$1,100.00	2584	No	American Stock Transfer & Trust Co
6/21/2010	PMCHK	$154.81	2585	No	Arkansas Dept of Hlth&Human
6/21/2010	PMCHK	$991.17	2586	No	Avaya, inc.
6/21/2010	PMCHK	$16.59	2587	No	Broadridge
6/21/2010	PMCHK	$566.00	2588	No	Carella, Byrne, Bain
6/21/2010	PMCHK	$68.94	2589	No	Catalent Pharma Solutions
6/21/2010	PMCHK	$232.79	2590	No	Corporation Service Company
6/21/2010	PMCHK	$30,780.00	2591	No	Dakota Drug Inc.
6/21/2010	PMCHK	$238.75	2592	No	Department of Social & Hlth Srvc
6/21/2010	PMCHK	$783.80	2593	No	Sheila Filipponi
6/21/2010	PMCHK	$650.89	2594	No	Missouri Healthnet Division
6/21/2010	PMCHK	$16,650.94	2595	No	PPD Medical Communications
6/21/2010	PMCHK	$47,893.98	2596	No	QPharma Corp
6/21/2010	PMCHK	$24.38	2597	No	State of Rhode Island
6/21/2010	PMCHK	$750.00	2598	No	SunTrust
6/21/2010	PMCHK	$234.53	2599	No	TechDepot
6/21/2010	PMCHK	$4,033.00	2600	No	Travelers
6/21/2010	PMCHK	$1,206.77	2601	No	Dr. Donald J. Treacy
6/21/2010	PMCHK	$7,831.46	2602	No	Wisconsin Dept of Health
6/21/2010	PMCHK	$181.75	2603	No	WorldWide express
6/28/2010	PMCHK	$250.00	5011	No	NH Board of Pharmacy
6/29/2010	PMCHK	$671.94	5012	No	David Becker
6/29/2010	PMCHK	$999.19	5013	No	Robin N. Belsaas
6/29/2010	PMCHK	$1,944.23	5014	No	Brad Cole
6/29/2010	PMCHK	$1,045.53	5015	No	Nicholas Garito
6/29/2010	PMCHK	$855.06	5016	No	Gary Herman
6/29/2010	PMCHK	$918.40	5017	No	Cynthia Tirpak
6/29/2010	PMCHK	$73.32	5018	No	Amber Tomlinson
6/29/2010	PMCHK	$939.40	5019	No	Dr. Donald J. Treacy
		$399,172.28	Checks Cut
Debits to bank other than checks

Transaction			Bank	Customer
Date	Description	Amount	Ref. #	Ref. #	Payee / Description
6/1/2010	ACH DEBIT	6,320.76	10277	0	AMERICAN UNITED PENSION (401K)
6/1/2010	WIRE TRSF DEBIT FX	204,712.52	1360	0	Sandoz — FX 814628 EUR165692.04 1.235500
6/15/2010	WIRE TRANSFER DEBIT	10,000.00	3881	0	PPD DEVELOPMENT LP
6/4/2010	ACH DEBIT	341.72	2078	0	ADP PAYROLL FEES ADP — FEES
6/16/2010	ACH DEBIT	7,070.76	1028	0	AMERICAN UNITED PENSIONPMT (401K)
6/18/2010	ACH DEBIT	766.46	2212	0	ADP PAYROLL FEES ADP — FEES
6/21/2010	ACH DEBIT	589.89	1892	0	The Utility Company (IT related)
6/25/2010	ACH DEBIT	122.59	1318	0	ADP PAYROLL FEES ADP — FEES
6/25/2010	ACH DEBIT	67.65	2139	0	ADP PAYROLL FEES ADP — FEES
6/28/2010	SERVICE CHARGE	657.18	13307	0	ANALYSIS SERVICE CHARGE (bank charge)
6/30/2010	ACH DEBIT	7,070.76	757	0	AMERICAN UNITED PENSIONPMT (401K)
6/11/2010	WIRE TRANSFER DEBIT	64,520.96	2643	0	ADP TAX SVCS INC. REV. (payroll related)
6/14/2010	WIRE TRANSFER DEBIT	33,029.04	2775	0	ADP INC FUNDSMGMT (payroll-related)
6/28/2010	WIRE TRANSFER DEBIT	64,800.31	3015	0	ADP TAX SVCS INC. REV. (payroll related)
6/29/2010	WIRE TRANSFER DEBIT	32,578.57	2457	0	ADP INC FUNDSMGMT (payroll-related)
6/28/2010	ACH DEBIT	212.14			Check stock order — Capital One Bank
6/28/2010	WIRE TRANSFER DEBIT	33,372.85	W06282010		Maguire Partners — Texas rent

		$466,234.16	Debits to Bank other than Checks

		$865,406.44	total disbursements

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
Checks cleared by bank:
6/1/2010	DEBIT MEMO	447.71	16	0	CONTROL DISBURSEMENT
6/2/2010	DEBIT MEMO	4,935.00	15	0	CONTROL DISBURSEMENT
6/3/2010	DEBIT MEMO	4,444.33	14	0	CONTROL DISBURSEMENT
6/4/2010	DEBIT MEMO	383.82	40	0	CONTROL DISBURSEMENT
6/7/2010	DEBIT MEMO	4,161.90	10	0	CONTROL DISBURSEMENT
6/8/2010	DEBIT MEMO	1,750.40	24	0	CONTROL DISBURSEMENT
6/9/2010	DEBIT MEMO	1,785.59	11	0	CONTROL DISBURSEMENT
6/10/2010	DEBIT MEMO	4,046.86	23	0	CONTROL DISBURSEMENT
6/11/2010	DEBIT MEMO	50	34	0	CONTROL DISBURSEMENT
6/14/2010	DEBIT MEMO	114.12	58	0	CONTROL DISBURSEMENT
6/15/2010	DEBIT MEMO	8,175.91	248	0	CONTROL DISBURSEMENT
6/16/2010	DEBIT MEMO	29,987.62	33	0	CONTROL DISBURSEMENT
6/17/2010	DEBIT MEMO	176,202.97	7	0	CONTROL DISBURSEMENT
6/18/2010	DEBIT MEMO	11,468.93	13	0	CONTROL DISBURSEMENT
6/21/2010	DEBIT MEMO	171.42	81	0	CONTROL DISBURSEMENT
6/23/2010	DEBIT MEMO	507.54	17	0	CONTROL DISBURSEMENT
6/24/2010	DEBIT MEMO	257.89	28	0	CONTROL DISBURSEMENT
6/25/2010	DEBIT MEMO	45,065.54	57	0	CONTROL DISBURSEMENT
6/28/2010	DEBIT MEMO	18,159.44	43	0	CONTROL DISBURSEMENT
6/29/2010	DEBIT MEMO	84,498.68	43	0	CONTROL DISBURSEMENT
6/30/2010	DEBIT MEMO	9,698.05	63	0	CONTROL DISBURSEMENT

		$406,313.72

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
none in May or June

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010

	June	Cumulative
	2010	Filing to Date
Gross Sales	111,938	365,041
Sales Reserves and Allowances	471,126	519,052

Net Revenue	583,064	884,093

Cost of Goods Sold	581,284	994,268

Salaries, Bonus & Temp Labor	222,773	465,646
Benefits, Payroll Taxes, Recruiting & Relocation	79,256	95,426

Subtotal: Salaries & Benefits	302,029	561,072

Stock-Based Compensation	448,443	408,171
Marketing & Advertising	1,051	1,897
Travel & Entertainment	20,131	36,108
Facilities and Equipment Related	58,718	108,644
Insurance	76,623	160,715
Distribution Expense	124,016	223,513
Office & General Lab Supplies	3,035	4,235
Consulting & Legal Fees	897,637	1,641,200
Patents & Licensing	121,356	217,942
Audit, IR & Financial Fees	7,561	31,248
Non-Income Taxes	232	1,305
Depreciation and Amortization	221,836	593,111
Director and SAB Fees	16,560	37,476

Subtotal: FTE Expenses	2,299,227	4,026,638

Marketing Costs	85,378	134,548
Direct Project Costs	2,867	117,573

Total Expenses	2,968,756	5,273,027

Income (Loss) from Operations	(2,385,693)	(4,388,934)

Interest Income	0	199
Other income (expense)	0	2,905

Net Income (Loss) Before Taxes	(2,385,693)	(4,385,830)

Net Income (Loss)	(2,385,693)	(4,385,830)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	4,336,192	5,257,718
Accounts Receivable, net	(29,218)	(490,487)
Inventory	1,764,996	2,213,158
Prepaid and Other Current Assets	3,579,537	3,397,106

Property and Equipment	11,108,162	14,341,773
Accumulated Depreciation	(9,444,034)	(12,460,925)

Property and Equipment, net	1,664,129	1,880,848

Deposits and Other Assets	670,270	680,580

Intangible Assets	11,877,529	11,877,529
Accum. Amort — Intangibles	(3,062,960)	(2,643,218)

Intangible Assets, net	8,814,569	9,234,311

Total Assets	20,800,475	22,173,234

20000 - Accounts Payable — post-petition	(524,441)	—
21201 - Accrued Payable to Lilly	(6,155)	—
21210 - Accrued Professional Fees	(1,294,008)	—
21250 - Accrued R&D Costs	(3,047)	—
21275 - Accrued Keflex Copay Assistance	(285)	—
21276 - Accrued Moxatag Copay Assistance	(15,836)	—
21281 - Accrued Medicaid Rebates Payable	(12,073)	—
21282 - Accrued Returns	(21,902)	—
21290 - Other Accrued Expenses	(203,345)	—
23200 - Wages Payable	(36,440)	—
23650 - Employee Benefits — Flex Spending	(2,468)	—

Accounts Payable and Accrued Expenses — Post-Petition	(2,120,001)	—

20000 - Accounts Payable — pre-petion	(3,094,822)	(1,214,588)
21110 - Accrued Severance	(257,343)	(281,258)
21201 - Accrued Payable to Lilly	(5,252)	(5,252)
21210 - Accrued Professional Fees	(29,917)	(199,917)
21250 - Accrued R&D Costs	(136,067)	(136,067)
21275 - Accrued Keflex Copay Assistance	(5,329)	(9,276)
21276 - Accrued Moxatag Copay Assistance	(2,942,645)	(3,705,035)
21281 - Accrued Medicaid Rebates Payable	(417,759)	(563,001)
21282 - Accrued Returns	(1,909,382)	(1,945,797)
21290 - Other Accrued Expenses	(41,460)	(292,773)
23200 - Wages Payable	(306,521)	(306,521)
23620 - Employee Benefits Pay-401k	—	(33,339)
23650 - Employee Benefits — Flex Spending	(9,372)	(3,899)
25000 - Other Current Liabilities	(4,835,277)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(13,991,148)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(11,625,000)	(11,625,000)
Deferred Lease Expense	(19,587)	(18,340)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(312,689,529)	(312,281,358)

Retained Earnings	299,240,744	299,240,744
YTD P&L	21,269,166	16,883,336

Accumulated Deficit	320,509,910	316,124,080

Stockholders’ Equity	6,955,261	2,977,602

Liabilities & Stockholders’ Equity	(20,800,475)	(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010

Other Post-petition liabilities
Professional bankruptcy fees — creditors’ committee cousel & FA	594,090.74
Professional bankruptcy fees — equity committee counsel	300,000.00
Professional bankruptcy fees — corporate and local counsel	218,257.87
Professional bankruptcy fees — KCC estimate	28,500.00
Professional legal fees (May & June)	93,468.05
DoctorDirectory (June estimate)	44,089.26
PPD estimate	17,000.00
Other miscellaneous May & June accruals — no invoices yet	201,946.55

$1,497,352

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	198,199.76	5,449.58	—	—	—	203,649.34
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	318,481.28	2,310.20	—	—	—	320,791.48
Amounts Due to Insiders*	—	—	—	—	—	—
Other:__________________________	—	—	—	—	—	—
Other:__________________________	—	—	—	—	—	—
Total Postpetition Debts	516,681.04	7,759.78	—	—	—	524,440.82
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All amounts in 0 — 30 days past due were paid in early July, just beyond the due date.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

		Voucher		Current Trx
Vendor ID	Vendor Name	Number	Document Date	Amount	Document Number	Document Type	Paid Date
ADP001	ADP	038287	6/11/2010	$2,894.02	443202	Invoice	7/1/2010
ALS002	Alston & Bird LLP	038357	7/14/2010	$204,155.20	May 2010 80%	Invoice
ALS002	Alston & Bird LLP	038358	7/14/2010	$51,038.80	May 2010 20%	Invoice
ALS002	Alston & Bird LLP	038359	7/14/2010	$5,825.95	May 2010 Exps	Invoice
ATC003	AT Conference	038335	6/30/2010	$16.98	1788830610	Invoice
ATT011	AT&T Mobility	038344	6/29/2010	$832.89	836833917X07082010	Invoice
ATT013	A T & T 8174909174/8174908790	038337	6/27/2010	$77.52	8174908790 062010	Invoice
ATT013	A T & T 8174909174/8174908790	038340	6/27/2010	$354.20	8174909174 062010	Invoice
ATT013	A T & T 8174909174/8174908790	038341	6/27/2010	$1,043.44	8310001262 062010	Invoice
ATT013	A T & T 8174909174/8174908790	038343	6/29/2010	$1,290.15	8178371200 062010	Invoice
BOW001	Bowne of New York City	038318	6/23/2010	$1,342.40	I100641420	Invoice	7/1/2010
CSC003	Corporation Service Company	038297	5/7/2010	$53.25	52938683	Invoice	7/1/2010
DCT002	D.C. Treasurer Med Asst Admin	038286	5/31/2010	$2,500.00	FILING FEE 2009	Invoice	7/1/2010
DEP008	Department of Health Services	038300	6/7/2010	$37.23	1104220101	Invoice	7/1/2010
DOC002	DoctorDirectory.Com, Inc.	038317	6/29/2010	$58,454.19	4861	Invoice	7/1/2010
EXC003	Excel Micro	038342	7/8/2010	$120.00	0097746	Invoice
EXC003	Excel Micro	038333	6/8/2010	$63.00	0094777	Invoice	7/7/2010
FLE001	FlexAmerica, Inc.	038367	6/28/2010	$200.00	25707	Invoice
FRA007	Franchise Tax Board - CA	038293	6/15/2010	$34.98	3169462	Invoice	7/1/2010
HEA012	Healthcare & Family Services	037619	3/9/2010	$(145.27)	1104220094	Credit Memo
ICS001	Integrated Commercialization Sol.	038346	7/6/2010	$24,962.99	15110012950	Invoice
IKO005	IKON Finacial Services	038291	6/15/2010	$202.18	82336798	Invoice	7/1/2010
IKO005	IKON Finacial Services	038290	6/15/2010	$292.28	82367227	Invoice	7/1/2010
IRO001	Iron Mountain	038218	5/31/2010	$156.12	BYT1429	Invoice	7/1/2010
KUR001	Kurtzman Carson Consultants	038282	6/15/2010	$57,461.33	05312010	Invoice
KUR001	Kurtzman Carson Consultants	038283	5/25/2010	$2,310.20	USKCC310005	Invoice	7/1/2010
MAR018	Lynne B. Marton	038365	7/1/2010	$656.25	MB070110	Invoice
MIS003	Mississippi State Tax Commission	038284	5/25/2010	$72.45	287112 DEC 2008	Invoice	7/1/2010
PIC003	Picture This Communications, Inc.	038320	6/23/2010	$885.00	1517	Invoice	7/1/2010
PRO011	Prostar Services, Inc.	038305	6/24/2010	$45.36	348547	Invoice	7/1/2010
PUR001	Pure Compliance	038131	5/19/2010	$3,477.00	C01315	Invoice	7/1/2010
PUR001	Pure Compliance	038298	6/22/2010	$765.00	C02661	Invoice	7/1/2010
QPH001	QPharma Corp	038334	6/30/2010	$99,052.64	20968	Invoice
RXS001	RX Sample Solution	038368	7/12/2010	$612.50	54943	Invoice
SHR003	Shred-it USA, DBA Shred-it Dallas	038261	6/17/2010	$50.00	3737505657	Invoice
STA011	State of New Jersey Div	038296	5/4/2010	$881.49	522208264 2009	Invoice	7/1/2010
TRA006	Transport Solutions Inc	038285	5/31/2010	$250.00	8100028	Invoice	7/1/2010
VER004	Verizon	038312	6/28/2010	$903.85	6433957631	Invoice	7/1/2010
VER010	Verizon Business	038339	6/26/2010	$45.93	148901006	Invoice
WEB001	WebEx Communications Inc.	038338	6/23/2010	$150.00	3542277	Invoice
WES008	West Virginia State Tax Dept	038295	5/4/2010	$765.39	L1118294784	Invoice	7/1/2010
WOR005	WorldWide express	038345	6/29/2010	$91.91	986788	Invoice
WOR005	WorldWide express	038288	6/2/2010	$11.08	945924	Invoice	7/1/2010
WOR005	WorldWide express	038292	6/15/2010	$45.56	959602	Invoice	7/1/2010
WOR005	WorldWide express	038289	6/16/2010	$105.38	972987	Invoice	7/1/2010

				$524,440.82

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: June 1 — 30, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	605,932.48
+ Amounts billed during the period	111,937.73
- Amounts collected during the period	(178,957.37)
- Other adjustments during period	(18,146.94)
Total Accounts Receivable at the end of the reporting period	520,765.90

Accounts Receivable Aging	Amount
0 - 30 days old	112,029.21
31 - 60 days old	169,435.18
61 - 90 days old	235,261.08
91+ days old	3,866.08
Total Accounts Receivable	520,591.55
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	520,591.55	174.35
		reconciling item
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
We created new accounts at Capital One Bank in June and previously provided the account numbers.
FORM MOR-5
(04/07)